EXHIBIT 10.1

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                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                                  as Purchaser


                                       and


               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

                                    as Seller

                        MORTGAGE LOAN PURCHASE AGREEMENT



                  Fixed Rate and Adjustable Rate Mortgage Loans



                  Salomon Mortgage Loan Trust, Series 2001-CB4
                     C-BASS Mortgage Loan Asset-Backed Notes




                          Dated as of December 14, 2001


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                                                 TABLE OF CONTENTS

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                                                     ARTICLE I

                                                    DEFINITIONS
         Section 1.01      DEFINITIONS............................................................................1

                                                    ARTICLE II

                                 SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE
         Section 2.01      SALE OF MORTGAGE LOANS.................................................................2
         Section 2.02      OBLIGATIONS OF SELLER UPON SALE........................................................2
         Section 2.03      PAYMENT OF PURCHASE PRICE FOR THE MORTGAGE LOANS.  ....................................4

                                                    ARTICLE III

                                REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH
         Section 3.01      SELLER REPRESENTATIONS AND WARRANTIES RELATING TO THE
                           MORTGAGE LOANS.........................................................................5
         Section 3.02      SELLER REPRESENTATIONS AND WARRANTIES.................................................16


                                                    ARTICLE IV

                                                SELLER'S COVENANTS
         Section 4.01      COVENANTS OF THE SELLER...............................................................19

                                                     ARTICLE V

                                   OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS

                                                    ARTICLE VI

                                                    TERMINATION
         Section 6.01      TERMINATION...........................................................................20

                                                    ARTICLE VII

                                             MISCELLANEOUS PROVISIONS
         Section 7.01      AMENDMENT.............................................................................20


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         Section 7.02      GOVERNING LAW.........................................................................20
         Section 7.03      NOTICES...............................................................................20
         Section 7.04      SEVERABILITY OF PROVISIONS............................................................21
         Section 7.05      COUNTERPARTS..........................................................................21
         Section 7.06      FURTHER AGREEMENTS....................................................................21
         Section 7.07      INTENTION OF THE PARTIES..............................................................21
         Section 7.08      SUCCESSORS AND ASSIGNS; ASSIGNMENT OF THIS AGREEMENT..................................21
         Section 7.09      SURVIVAL.  ...........................................................................22
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Schedule I        Mortgage Loan Schedule





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                  MORTGAGE LOAN PURCHASE AGREEMENT, dated as of December 14,
2001 (the "AGREEMENT"), between CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC ("C-BASS" or the "SELLER") and SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. (the "PURCHASER").

                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, the Seller is the owner of either the notes or other evidence of indebtedness (the "MORTGAGE NOTES") or other evidence of ownership so indicated on Schedule I hereto, and the other documents or instruments constituting the Mortgage File (collectively, the "MORTGAGE LOANS"); and

                  WHEREAS, the Seller, as of the date hereof, owns the mortgages (the "MORTGAGES") on the properties (the "MORTGAGED PROPERTIES") securing such Mortgage Loans, including rights (a) to any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) to the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

                  WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser and the Purchaser purchase the Mortgage Loans from the Seller pursuant to the terms of this Agreement; and

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement, dated as of December 14, 2001 (the "TRUST AGREEMENT"), between the Purchaser, as depositor and Wilmington Trust Company as owner trustee, the Purchaser will convey the Mortgage Loans to Salomon Mortgage Loan Trust, Series 2001-CB4.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 DEFINITIONS. All capitalized terms used but not defined herein and below shall have the meanings assigned thereto in the Indenture, dated as of December 14, 2001 (the "Indenture"), between Salomon Mortgage Loan Trust 2001-CB4 and U.S. Bank National Association as indenture trustee (the "Indenture Trustee").

                  "CUSTODIAN": A custodian acceptable to the Indenture Trustee, which may be the Indenture Trustee and which shall not be the Seller or any affiliate of the Seller. The initial Custodian shall be The Bank of New York.

                  "INSURANCE AGREEMENT": With respect to any FHA Mortgage Loan, the insurance



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contract issued by the FHA and, with respect to any VA Mortgage Loan, the guarantee issued by the Department of Veteran's Affairs.

                                   ARTICLE II

                SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

                  Section 2.01 SALE OF MORTGAGE LOANS. The Seller does hereby agree to and does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, on the Closing Date, all its right, title and interest, including any security interest therein for the benefit of the Seller, in and to (i) each Mortgage Loan and the related Cut-off Date Principal Balance thereof, including any Related Documents, (ii) all payments on or collections in respect of the Mortgage Loans received after the Cut-off Date (except with respect to any Arrearages); (iii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iv) its interest in any insurance policies in respect of the Mortgage Loans; and (v) all proceeds of any of the foregoing.

                  Section 2.02 OBLIGATIONS OF SELLER UPON SALE.

                  (a) In connection with any transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (x) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (y) to deliver to the Purchaser and the Indenture Trustee a computer file containing a true and complete list of all the Mortgage Loans specifying, among other things, for each Mortgage Loan, as of the Cut-off Date, its account number and Cut-off Date Principal Balance. Such file (the "MORTGAGE LOAN SCHEDULE") which shall be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

                  In connection with such transfer and assignment of the Mortgage Loans, the Seller shall, on behalf of the Purchaser, deliver to and deposit with, the Custodian, as the agent of the Indenture Trustee, the following documents or instruments (with respect to each Mortgage Loan, a "MORTGAGE FILE") with respect to each Mortgage Loan so transferred and assigned:

                  (i) the original Mortgage Note, endorsed either (A) in blank or (B) in the following form: "Pay to the order of U.S. Bank National Association, as Indenture Trustee under the Indenture, dated as of December 14, 2001 between Salomon Mortgage Loan Trust 2001-CB4 and U.S. Bank National Association, C-BASS Mortgage Loan Asset-Backed Notes, without recourse", or with respect to any lost Mortgage Note, an original lost note affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related mortgage note;

                  (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney,


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         with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

                  (iii) an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to "U.S. Bank National Association, as Indenture Trustee under the Indenture, dated as of December 14, 2001 between Salomon Mortgage Loan Trust 2001-CB4 and U.S. Bank National Association, C-BASS Mortgage Loan Asset-Backed Notes, without recourse";

                  (iv) an original copy of any intervening Assignment of Mortgage showing a complete chain of assignments;

                  (v) the original or a certified copy of lender's title insurance policy;

                  (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

                  (vii) for each FHA Loan, the original Mortgage Insurance Certificate; and

                  (viii) for each VA Loan, the original Loan Guaranty
         Certificate.

                  The Seller shall within 90 days following the Closing Date, with respect to each Mortgage Loan that is subject to the provisions of the Homeownership and Equity Protection Act of 1994 place a legend on the original Mortgage Note indicating the satisfaction of the provisions of such Act and the regulations issued thereunder, to the effect that the Mortgage Loan is subject to special truth in lending rules.

                  If any of the documents referred to in Section 2.02(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either
(x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Indenture Trustee or the Custodian no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Indenture Trustee or the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender's title insurance policy was not delivered pursuant to Section 2.02(v) above, the Seller shall deliver or cause to be delivered to the Indenture Trustee or the Custodian, a written commitment or interim binder or preliminary report of title issued by the title insurance or


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escrow company, with the original to be delivered to the Indenture Trustee or the Custodian, promptly upon receipt thereof. The Seller shall deliver or cause to be delivered to the Indenture Trustee or the Custodian promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

                  Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 120 days to cure such defect or 150 days following the Closing Date, in the case of missing Mortgages or Assignments, or deliver such missing document to the Indenture Trustee or the Custodian. If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with
Section 3.01 hereof.

                  The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to Section 2.01.

                  The parties hereto intend that the transaction set forth herein be a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

                  (b) The Seller shall promptly but in no event later than 30 days after the Closing Date, submit for recording, in the appropriate public office for real property records, each Assignment referred to in Section 2.02(a)(iii) and 2(a)(iv) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded. The Seller shall furnish the Indenture Trustee or the Custodian with a copy of each Assignment of Mortgage submitted for recording. In the event that any Mortgage Note is endorsed in blank as of the Closing Date, promptly following the Closing Date the Seller shall cause to be completed such endorsements "Pay to the order of U.S. Bank National Association, as Indenture Trustee under the Indenture, dated as of December 14, 2001 between Salomon Mortgage Loan Trust 2001-CB4 and U.S. Bank National Association, C-BASS Mortgage Loan Asset-Backed Notes, without recourse."

                  Section 2.03 PAYMENT OF PURCHASE PRICE FOR THE MORTGAGE LOANS. In consideration


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of the sale of the Mortgage Loans from the Seller to the Purchaser on the
Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, as directed by the Seller, an amount equal to $278,027,000 in respect of the Mortgage Loans (the "PURCHASE PRICE"), net of an expense reimbursement amount of $_____________ (the "EXPENSE REIMBURSEMENT AMOUNT"), and to transfer to the Seller or its designee on the Closing Date, the Class IN, Class IX, Class IIN, Class IIX, Class R and Class R-4 Notes (collectively, the "Private Notes") and the Equity Certificates (together with the Private Notes, the "PRIVATE SECURITIES"). The Expense Reimbursement Amount shall reimburse the Purchaser for the Purchaser's Securities and Exchange Commission registration statement fees and the Purchaser's registration statement administration fees allocable to the Trust. The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Notes, including, without limitation, printing fees incurred in connection with the prospectus relating to the Notes, blue sky registration fees and expenses, fees and reasonable expenses of Purchaser's counsel, fees of the rating agencies requested to rate the Notes, accountant's fees and expenses and the fees and expenses of the Indenture Trustee and other out-of-pocket costs, if any. If the Purchaser shall determine that the Expense Reimbursement Amount is not sufficient to reimburse the Purchaser for all expenses incurred by it that are subject to reimbursement by the Seller hereunder as described above, the Seller shall promptly reimburse the Purchaser for such additional amounts upon written notice by the Purchaser to the Seller.

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

                  Section 3.01 SELLER REPRESENTATIONS AND WARRANTIES RELATING TO THE MORTGAGE LOANS. The Seller hereby represents and warrants to the Purchaser, with respect to the Mortgage Loans, that as of the Closing Date or as of such date specifically provided herein:

                  (a) The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date.

                  (b) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

                  (c) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage and the interests of the Noteholders, and which have been delivered to the Indenture Trustee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except, in connection with an assumption agreement approved by the title insurer, to the extent


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required by the policy and, in the case of an FHA Loan or VA Loan, to the extent required by the related Insurance Agreement, as applicable, and which assumption agreement has been delivered to the Indenture Trustee and the terms of which are reflected in the Mortgage Loan Schedule.


                  (d) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (e) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. All acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any such insurance policies have been performed, including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

                  (f) As of the date of origination of the Mortgage Loan, any and all requirements of any federal, state or local law, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination of the Mortgage Loans have been complied with. Any and all requirements of any federal, state or local law, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the servicing of the Mortgage Loans have been complied with.

                  (g) The Mortgage has not been satisfied, canceled, subordinated (other than with respect to second lien loans, the subordination to the first lien loan and with respect to third lien loans, the subordination to the first and second lien loans) rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has


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any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

                  (h) The Mortgage is a valid, existing and enforceable first, second or third lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and, in the case of FHA Loans and VA Loans, to the FHA and VA, respectively, and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan, (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and which may not in any way prevent realization of the benefits of the related Insurance Agreement, if applicable and (4) with respect to any second lien mortgage loan, the lien of the related first mortgage loan and with respect to any third lien mortgage loan, the lien of the related first and second mortgage loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first, second or third lien and first, second or third priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

                  (i) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms.

                  (j) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the mortgagee pursuant to the Mortgage Note or Mortgage.

                  (k) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loans and has good and marketable title to each Mortgage Loan, free and clear of any and all liens, pledges, charges, claims, participation interests, mortgages, security interests or encumbrances or other interests of any nature and has full right and authority to sell and assign the same.

                  (l) Except with respect to any retail installment contract, each Mortgage Loan is covered by an ALTA mortgagee title insurance policy acceptable to FNMA or FHLMC, issued by a title insurer acceptable to (1) FNMA and FHLMC, in the case of a conventional Mortgage Loan and (2) the FHA or VA, as the case may be, in the case of an FHA Loan or a VA Loan, and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the


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exceptions contained in (h)(1) and (2) above) the Seller, its successors and assigns as to the first, second or third priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the mortgage interest rate and/or monthly payment including any negative amortization thereunder. Additionally, such mortgagee title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such mortgagee title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy.

                  (m) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

                  (n) The collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage servicing industry.

                  (o) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940, as amended.

                  (p) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage.

                  (q) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                  (r) No Mortgage Loan contains provisions pursuant to which monthly payments


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are (1) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor,
(2) paid by any source other than the Mortgagor or (3) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

                  (s) The Mortgage Note, the Mortgage, the Assignment and any other documents required to be delivered with respect to each Mortgage Loan pursuant to Section 2.02 hereof have been delivered to the Indenture Trustee or its designee, all in compliance with the specific requirements of Section 2.02 hereof.

                  (t) If the residential dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets FNMA's eligibility requirements.

                  (u) None of the Mortgage Loans are secured by a leasehold estate or constitute other than real property under applicable state law.

                  (v) The rights with respect to each Mortgage Loan are assignable by the Seller without the consent of any Person other than consents which will have been obtained on or before the Closing Date.

                  (w) The Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller.

                  (x) All parties which have had any interest in each Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, and including, without limitation, the Seller, are (or during the period in which they held and disposed such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the property securing the Mortgage is located to the extent that any noncompliance thereunder would affect the value or marketability of the Mortgage Loans.

                  (y) To the best of Seller's knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

                  (z) The Mortgaged Property is free from material damage.

                  (aa) Each Mortgage Loan has been serviced by the Servicer in accordance with the terms thereof and Applicable Regulations.

                  (bb) [Reserved]



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                  (cc) [Reserved]

                  (dd) There is no proceeding pending for the total or partial condemnation and no eminent domain proceedings pending affecting any Mortgaged Property.

                  (ee) There was no fraud involved in the origination of any Mortgage Loan by the applicable mortgagee or Mortgagor, and to the best of the Seller's knowledge, there was no fraud by the appraiser or any other party involved in the origination of any such Mortgage Loan.

                  (ff) Each mortgage file contains an appraisal of or a broker's price opinion regarding the related Mortgaged Property indicating an appraised value equal to the appraised value identified for such Mortgaged Property on the Mortgage Loan Schedule. Each appraisal has been prepared on FNMA or FHLMC forms.

                  (gg) No improvements on any Mortgaged Property encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon such Mortgaged Property unless there exists in the applicable Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments.

                  (hh) Each Insurance Agreement is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.

                  (ii) With respect to escrow deposits, if any, all such payments are in the possession of, or under the control of, the Servicer and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow advances or other charges or payments due the Servicer have been capitalized under any Mortgage or the related Note.

                  (jj) No Mortgage Loan, other than a Bankruptcy Plan Mortgage Loan, is subject to any pending bankruptcy or insolvency proceeding. To the Seller's best knowledge, no material litigation or lawsuit relating to any Mortgage Loan is pending.

                  (kk) The Seller used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans originated or acquired by the Seller.

                  (ll) The sale, transfer, assignment and conveyance of Mortgage Loans by the Seller pursuant to this Agreement will not result in any tax, fee or governmental charge (other than income taxes and related taxes) payable by the Seller, the Depositor or the Indenture Trustee to any federal, state or local government other than taxes which have or will be paid by the Seller as due ("TRANSFER TAXES"). In the event that the Depositor or the Indenture Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Mortgage Loans, other than any taxes to be paid by the creditor, on written demand by the Depositor, or the Indenture Trustee, or upon the Seller's otherwise being given notice thereof by the Depositor or the Indenture Trustee, the Seller shall pay, and otherwise indemnify and hold the Depositor and the Indenture Trustee harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Noteholders, the Indenture Trustee and the Depositor shall have no obligation to pay such Transfer Taxes).

                  (mm) With respect to each Mortgage Loan that is a "mortgage" as such term is defined in 15 U.S.C. 1602(aa), no obligor has or will have a claim or defense under such Mortgage Loan as a result of a violation of the Home Ownership and Equity Protection Act of 1994.

                  (nn) With respect to the Mortgage Loans, the Mortgaged Properties securing repayment of the related Mortgage Note, consists of a fee simple interest in a single parcel or two contiguous parcels of real property improved by a (A) detached or semi-detached one-family dwelling, (B) detached or semi-detached two-to four family dwelling, (C) one-family unit in a FNMA eligible condominium project, (D) detached or semi-detached one-family dwelling in a planned unit development which is not a co-operative, (E) multi-family dwelling or townhouse or (F) mobile home or manufactured dwelling which constitutes real property.

                  (oo) Except for the Mortgage Loans identified on the Mortgage Loan Schedule as delinquent, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration except, in the case of an FHA Loan or a VA Loan, by written instruments, and the substance of which waiver has been approved by the FHA or VA, as the case may be, to the extent required by the applicable Insurance Agreement.

                  (pp) The Seller has no actual knowledge that with respect to any Mortgage Loan (1) the Servicer has sent a notice of default to the related Mortgagor which the Servicer is currently seeking to enforce, or (2) any foreclosure proceedings have been commenced or acceleration been declared which is currently pending. The Seller is not transferring any Mortgage Loan to the Purchaser with the intention or knowledge that the Purchaser or the Trust will acquire the related Mortgaged Property.

                  (qq) Except with respect to 6.50% of the Group I Mortgage Loans and 6.72% of the Group II Mortgage Loans that are 30-59 days contractually delinquent as of November 1, 2001, no Mortgage Loan is delinquent (other than Re-performing Mortgage Loans and Bankruptcy Plan Mortgage Loans). The Seller has not waived any default, breach, violation or event of acceleration, and the Seller has not taken any action to waive any default, breach, violation or event of acceleration, with respect to any Mortgage Loan.

                  (rr) Each Group I Mortgage Loan is a "qualified Mortgage" within the meaning of Section 860 G(a)(3) of the Code.

                  (ss) With respect to any Mortgage Loan which provides for an adjustable interest rate, all rate adjustments have been performed in accordance with the terms of the related Mortgage Note or subsequent modifications, if any.

                  (tt) At the time of their origination, all FHA Loans and VA Loans conformed to HUD origination guidelines or VA origination guidelines, as the case may be.

                  (uu) Each Group I Mortgage Loan is directly secured by a Mortgage on a residential property, and either (1) substantially all of the proceeds of the Group I Mortgage Loan were used to acquire, improve or protect the portion of the residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and the interest in real property was the only security for the Group I Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures the Group I Mortgage Loan was at least equal to 80% of the principal amount of the Group I Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on the interest in real property that is senior to the Group I Mortgage Loan, unless the Group I Mortgage Loan include both a first lien loan, a second lien loan and a third lien loan on the same Mortgaged Property, in which case the 80% test shall be applied in the aggregate, and (b) a proportionate amount of any lien on the interest in real property that is on a parity with the Group I Mortgage Loan, and (2) the "TESTING DATE" shall be the date on which the referenced Group I Mortgage Loan was originated unless (a) the Group I Mortgage Loan was modified after the date of its origination in a manner that would cause "significant modification" of the Group I Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3, and (b) the "significant modification" did not occur at a time when the Group I Mortgage Loan was in default or when default with respect to the Group I Mortgage Loan was reasonably foreseeable.

                  (vv) Not more than 45% of the aggregate Scheduled Principal Balance of the Group II Mortgage Loans are "real estate mortgages." For this purpose, a "real estate mortgage" is either (i) a Group II Mortgage Loan that is principally secured by an interest in real property, the fair market value of which was at least equal to 80 percent of the adjusted issue price of the Group II Mortgage Loan at the time the Group II Mortgage Loan was originated. For purposes of this test, the fair market value of the real property interest is first reduced by the amount of any lien on the real property interest that is senior to the Group II Mortgage Loan, and is reduced further by a proportionate amount of any lien that is in parity with the Group II Mortgage Loan, or (ii) a Group II Mortgage Loan substantially all of the proceeds of which were used to acquire, improve, or protect an interest in real property that, at the origination date, is the only security for the Group II Mortgage Loan.

                  (ww) With respect to each Mortgage Loan that is a mobile or manufactured housing unit, such unit is a "single family residence" within the meaning of Section 25(e)(1) of the Code, and has a minimum of 400 square feet of living space, a minimum width of 102 inches and is of a kind customarily used at a fixed location.

                  (xx) Any written agreement between the Mortgagor in respect of a Mortgage Loan and the Servicer modifying such Mortgagor's obligation to make payments under the Mortgage Loan (such modified Mortgage Loan, a "Modified Mortgage Loan") involved the application of the Seller's underwriting standards or some assessment of the Mortgagor's ability to repay the Modified Mortgage Loan.

                  With respect to the representations and warranties set forth in this Section 3.01 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer or the Indenture Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee for the benefit of the Noteholders then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

                  Upon discovery by the Depositor, the Seller, the Servicer, the Purchaser or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties contained in this Article III that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee for the benefit of the Noteholders, the party discovering the breach shall give prompt written notice to the others and in no event later than two Business Days from the date of such discovery. Within 90 days of the earlier of its discovery or its receipt of notice of any such breach of a representation or warranty, the Seller shall promptly cure breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Estate and substitute for it one or more Eligible Substitute Mortgage Loans, in either case, as set forth below.

                  Upon discovery or receipt of written notice by the Seller of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Seller of any representation, warranty or covenant hereunder in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Noteholders, the Seller shall deliver such missing document or cure such defect or breach within 120 days or 150 days following the Closing Date, in the case of missing Mortgages or Assignments from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Seller shall repurchase such Mortgage Loan from the Trust Estate at the Purchase Price on or prior to the Determination Date following the expiration of such 120 day period (except as set forth below); provided that, in connection with any such breach that could not reasonably have been cured within such 120 day or 150 day period, if the Seller shall have commenced to cure such breach within such 120 day or 150 day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided hereunder. In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Estate (in which case it shall become a Defective Mortgage Loan) and substitute one or more Eligible Substitute Mortgage Loans in the manner and subject to the limitations set forth below.

                  A Mortgage Loan that has an Arrearage cannot be substituted for a Mortgage Loan that does not have an Arrearage.

                  Any substitution of Eligible Substitute Mortgage Loans for Defective Mortgage Loans must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Defective Mortgage Loan for which the Seller substitutes an Eligible Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Indenture Trustee or the Custodian, for such Eligible Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Indenture Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.02, together with an Officers' Certificate providing that each such Eligible Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution are not part of the Trust Estate and will be retained by the Seller. For the month of substitution, distributions to Noteholders will reflect the collections and recoveries in respect of such Defective Mortgage Loan in the Collection Period preceding the month of substitution and the Purchaser or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Defective Mortgage Loan. The Seller shall give or cause to be given written notice to the Noteholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Defective Mortgage Loan from the terms of the Trust Agreement and the Indenture and the substitution of the Eligible Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Indenture Trustee. Upon such substitution, such Eligible Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of the Trust Agreement and the Indenture and, in the case of a substitution effected by the Seller, this Agreement, including, in the case of a substitution effected by the Seller all applicable representations and warranties thereof included in this Agreement as of the date of substitution.

                  For any month in which the Seller substitutes one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, the Servicer will determine the amount (the "Substitution Adjustment Amount"), if any, by which the aggregate Purchase Price of all such Defective Mortgage Loans exceeds the aggregate, as to each such Eligible Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Mortgage Rate. On the date of such substitution, the Seller will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Adjustment Amount, if any, and the Indenture Trustee or the

Custodian, upon receipt of the related Eligible Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Seller the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Defective Mortgage Loan released pursuant hereto.

                  In addition, the Seller shall obtain at its own expense and deliver to the Indenture Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Estate, including, without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under Section 860G(d)(l) of the Code, or (b) any REMIC to fail to qualify as a REMIC at any time that any Note is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

                  Upon discovery by the Seller, the Servicer or the Indenture Trustee that any Group I Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller shall repurchase or, subject to the limitations set forth above, substitute one or more Eligible Substitute Mortgage Loans for the affected Group I Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Group I Mortgage Loan. In addition, upon discovery that a Group I Mortgage Loan is defective in a manner that would cause it to be a "defective obligation" within the meaning of Treasury regulations relating to REMICs, the Seller shall cure the defect or make the required purchase or substitution no later than 90 days after the discovery of the defect. Any such repurchase or substitution shall be made in the same manner as set forth above, if made by the Seller. The Indenture Trustee or the Custodian shall reconvey to the Seller the Group I Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Group I Mortgage Loan repurchased for breach of a representation or warranty.

                  With respect to the Group I Loans, any substitution of Eligible Substitute Mortgage Loans for Defective Mortgage Loans must be effected prior to the date which is two years after the Closing Date.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Files to the Indenture Trustee on behalf of the Purchaser and shall inure to the benefit of the Noteholders notwithstanding any restrictive or qualified endorsement or assignment.

                  It is understood and agreed that the obligations of the Seller set forth in this Section 3.01 to cure, repurchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Purchaser, the Noteholders or the Indenture Trustee on their behalf respecting a missing or defective document or a breach of the representations or warranties contained in this Section 3.01.

                  Section 3.02 SELLER REPRESENTATIONS AND WARRANTIES. The Seller hereby represents and warrants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

                           (i) The Seller is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on
         (a) its business, properties, assets or condition (financial or other),
         (b) the performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans, or (d) its ability to foreclose on the related Mortgaged Properties.

                           (ii) The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated hereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the Seller's legal, valid and binding obligations enforceable in accordance with its terms, except as enforcement of such terms may be limited by (1) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies, (2) general equity principals (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (3) public policy considerations underlying the securities laws, to the extent that such policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

                           (iii) The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Seller to conduct its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations as shall have been obtained or filed, as the case may be, prior to the Closing Date.

                           (iv) The execution, delivery and performance of this Agreement by the Seller will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its Limited Liability Company

         Agreement, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound.

                           (v) No certificate of an officer, written statement or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                           (vi) The transactions contemplated by this Agreement are in the ordinary course of the Seller's business.

                           (vii) The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans, nor is the Seller aware of any pending insolvency.

                           (viii) The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to any order or decree of any court, or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties, or materially and adversely affect the performance of any of its duties hereunder.

                           (ix) There are no actions or proceedings against, or investigations of, the Seller pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (i) that, if determined adversely, would prohibit the Seller from entering into this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) that, if determined adversely, would prohibit or materially and adversely affect the Seller's performance of any of its respective obligations under, or the validity or enforceability of, this Agreement.

                           (x) The Seller is not transferring the Mortgage Loans to the Purchaser hereunder with any intent to hinder, delay or defraud any of its creditors.

                           (xi) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claims.

                           (xii) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                           (xiii) The Seller understands that (a) the Private Securities have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the

         "SECURITIES ACT") or any state securities law, (b) the Purchaser is not required to so register or qualify the Private Securities, (c) the Private Securities may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available,
         (d) the Indenture contains restrictions regarding the transfer of the Private Notes and (e) the Private Securities will bear a legend to the foregoing effect.

                           (xiv) The Seller is acquiring the Private Securities for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Securities Act or any applicable state securities laws.

                           (xv) The Seller is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Private Securities, such that it is capable of evaluating the merits and risks of investment in the Private Securities, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501 (a) promulgated pursuant to the Securities Act.

                           (xvi) The Seller has been furnished with such information concerning the Private Securities and the Purchaser as has been requested by the Seller from the Purchaser and is relevant to the Seller's decision to purchase the Private Securities. The Seller has had any questions arising from such review answered by the Purchaser or the Seller to the satisfaction of the Seller.

                           (xvii) The Seller has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Private Security, any interest in any Private Security or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Private Security, any interest in any Private Security or any other similar security from any person in any manner,
         (c) otherwise approach or negotiate with respect to any Private Security, any interest in any Private Security or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or
         (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Private Security under the Securities Act, that would render the disposition of any Private Security a violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not sell or otherwise transfer any of the Private Securities, except in compliance with the provisions of the Indenture.

                           (xviii) The Seller is not an employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), (collectively, an "ERISA Plan"), and is not acting on behalf of, as named fiduciary of, as trustee of, or investing the assets of an ERISA Plan.

                                   ARTICLE IV

                               SELLER'S COVENANTS

                  Section 4.01 COVENANTS OF THE SELLER.

                  (a) The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Indenture Trustee, as assignee of the Purchaser, of the existence of any lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; PROVIDED, HOWEVER, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                  (b) The Seller hereby covenants that neither it nor any affiliate of the Seller will directly solicit any Mortgagor hereunder to refinance the related Mortgage Loan. For the purposes of the foregoing, neither the Seller nor any affiliate of the Seller shall be deemed to directly solicit any Mortgagor if the Seller responds to a request from a Mortgagor regarding a refinancing or if the Mortgagor receives marketing materials which are generally disseminated.

                                    ARTICLE V

                  OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS

                  (a) On or after March 31, 2002, as to any Mortgage Loan which is Delinquent in payment by 120 days or more or any REO Property, the Seller may, at its option, purchase such Mortgage Loan from the Issuer at the Purchase Price for such Mortgage Loan provided that the Seller may exercise the purchase right during the period commencing on the first day of the calendar quarter succeeding the calendar quarter in which the Initial Delinquency Date occurred and ending on the last Business Day of such calendar quarter. The "Initial Delinquency Date" of a Mortgage Loan shall mean the date on which the Mortgage Loan first became 120 days Delinquent or, in the event such loan is a Re-Performing Mortgage Loan which is Delinquent 120 days or more as of the Cut-Off Date, the date on which the such Re-Performing Mortgage Loan first becomes an additional 30 days or ore Delinquent.

                  (b) If the Seller does not exercise the purchase right with respect to a Mortgage

Loan during the period specified in the preceding paragraph, such Mortgage Loan shall thereafter again become eligible for purchase pursuant to the preceding paragraph only after the Mortgage Loan ceases to be 120 days or more Delinquent and thereafter becomes 120 day Delinquent again.


                                   ARTICLE VI

                                   TERMINATION

                  Section 6.01 TERMINATION. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate upon the termination of the Trust as provided in Section 8.01 of the Trust Agreement.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  Section 7.01 AMENDMENT. This Agreement may be amended from time to time by the Seller and the Purchaser, by written agreement signed by the Seller and the Purchaser.

                  Section 7.02 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 7.03 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                  if to the Seller:

                  Credit-Based Asset Servicing and Securitization LLC 335 Madison Avenue
                  19th Floor
                  New York, New York  10017
                  Attention:  General Counsel

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

                  if to the Purchaser:

                  Salomon Brothers Mortgage Securities VII, Inc.
                  390 Greenwich Street
                  New York, New York 10013

                  Attention: Mortgage Finance Group

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

                  Section 7.04 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 7.05 COUNTERPARTS. This Agreement may be executed in one or more counterparts by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

                  Section 7.06 FURTHER AGREEMENTS. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Notes representing interests in the Mortgage Loans.

                  Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of investment grade securities rated by the Rating Agencies.

                  Section 7.07 INTENTION OF THE PARTIES. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than the pledging of the Mortgage Loans by the Seller to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes and all other purposes as a sale by the Seller and a purchase by the Purchaser of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

                  Section 7.08 SUCCESSORS AND ASSIGNS; ASSIGNMENT OF THIS AGREEMENT. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Indenture Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and which consent shall be at the Purchaser's sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of notes representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Indenture Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Indenture Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Indenture Trustee. Such enforcement of a right or remedy by the Indenture Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

                  Section 7.09 SURVIVAL. The representations and warranties set forth in Sections 3.01 and 3.02 hereof shall survive the purchase of the Mortgage Loans hereunder.

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                             SALOMON BROTHERS MORTGAGE
                                             SECURITIES VII, INC.,
                                             as Purchaser


                                             By: /S/ SUSAN MILLS
                                                -------------------------------
                                             Name:    Susan Mills
                                             Title:   Assistant Vice President


                                             CREDIT-BASED ASSET SERVICING AND
                                             SECURITIZATION LLC, as Seller


                                             By: /S/ IVAN HALPERN
                                                -------------------------------
                                             Name: Ivan Halpern
                                             Title:   Vice President

STATE OF _____________  )
                        )ss.:
COUNTY OF ___________   )


                  On the ____ day of December __ 2001 before me, a Notary Public in and for said State, personally appeared ______________, known to me to be a __________________________ of Salomon Brothers Mortgage Securities VII, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ----------------------------------------
                                                      Notary Public

STATE OF _____________  )
                        )ss.:
COUNTY OF ___________   )


                  On the ____ day of September 2001 before me, a Notary Public in and for said State, personally appeared ______________, known to me to be a __________________________ of Credit-Based Asset Servicing and Securitization LLC, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       -----------------------------------------
                                                      Notary Public

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


                                [FILED BY PAPER]